June 26, 1998



United Road Services, Inc.
8 Automation Lane
Albany, New York 12205

Attention: Ed Sheehan

     Re:  First Amendment to Credit Agreement
     ---------------------------------------------

Ladies/Gentlemen:

     Please refer to the Credit Agreement dated as of May 8, 1998 (the "Credit Agreement") among United Road Services, Inc., various financial institutions and Bank of America National Trust and Savings Association, as Agent. All terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     The Company, the Agent and the Required Banks agree that the Credit Agreement shall be amended as follows:

     (i) Section 2.1.2 shall be amended by deleting the amount "$1,000,000" appearing in the fourth to last line thereof and substituting the amount "$5,000,000" therefor;

     (ii) Subsection 10.7(b) shall be amended by inserting the phrase "or any Subsidiary" immediately after the word "Company" appearing in the first line thereof;

    (iii) Subsection 10.7(c) shall be amended in its entirety to read as set forth below:

          "(c)  Debt secured by Liens permitted by subsection 10.8(c) or (d),
                                                   ------------------    ---
          and refinancings of any such Debt so long as the terms applicable to such refinanced Debt are no less favorable to the Company or the applicable Subsidiary than the terms in effect immediately prior to such refinancing, provided that the aggregate amount of
                                     --------
          all such Debt at any time outstanding shall not exceed (i)$4,500,000 in the case of all Debt described in subsections 10.8(c) and clauses
                                               -------------------     ------
          (i), (ii) and (iii) of subsection 10.8(d) and (ii) $10,000,000 in
          ---------     ---      ------------------
          the case of  all Debt described in clause (iv) of subsection
                                             ----------     ----------
          10.8(d);" and
          -------

     (iv) Subsection 10.8(d) shall be amended in its entirety to read as set forth below:

          "(d)  subject to the limitations set forth in subsection 10.7(c),
          (i)
                                                        ------------------

          Liens arising in connection with Capital Leases (and attaching only to the property being leased), (ii) Liens existing on property at the time of the acquisition thereof (or the acquisition of the owner of such property) by the Company or any Subsidiary (and not created in contemplation of such acquisition),
          (iii) Liens that constitute purchase money security interests on any tangible property securing Debt incurred for the purpose of financing all or any part of the cost of acquiring such property, provided that any such Lien attaches to
                                      --------
          such property within 60 days of the acquisition thereof and such Lien attaches solely to the property so acquired, and (iv) Liens on vehicles existing at the time the Company or a Subsidiary acquires such vehicles, or acquires the owner of such vehicles, pursuant to an acquisition described in clause (c) of Section 10.10, provided that,
                                   ----------    -------------
          except to the extent such Liens are permitted by clause (i), (ii)
          or
                                                           ----------------
          (iii) of this subsection (d), each such Lien shall be released not
          -----         --------------
          later than 90 days after such acquisition;".

     This letter is limited to the matters specifically set forth herein and shall not be deemed to constitute an amendment, waiver or consent with respect to any other matter whatsoever. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and is hereby ratified in all respects.

     This letter may be executed in counterparts and by the parties hereto on separate counterparts. This letter shall become effective upon receipt by the Agent of counterparts hereof (or facsimiles thereof) executed by the Company and the Required Banks.

     This waiver letter shall be governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

     Please acknowledge your agreement to the foregoing by signing and returning a counterpart hereof to the Agent.

                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as Agent

                                   By:
                                      --------------------------------------
                                   Title:
                                         -----------------------------------

                                   BANK OF AMERICA NATIONAL TRUST AND SAVING
                                   ASSOCIATION, as Issuing Bank and as a
                                   Bank

                                   By:
                                      --------------------------------------
                                   Title:
                                         -----------------------------------

                                   BANKBOSTON, N.A., as a Bank

                                   By:
                                      -------------------------------------
                                   Title:
                                         ----------------------------------

                                   COMERICA BANK, as a Bank

                                   By:
                                      -------------------------------------
                                   Title:
                                         ----------------------------------

                                   FLEET NATIONAL BANK, as a Bank

                                   By:
                                      -------------------------------------
                                   Title:
                                         ----------------------------------


ACCEPTED AND AGREED
as of June __, 1998                     UNITED ROAD SERVICES, INC.


                                   By:
                                      -------------------------------------
                                   Title:
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